                            ARTICLES OF INCORPORATION
                                       OF
                                 SBL FUND, INC.

FIRST:  The name of the Corporation is:

                                 SBL FUND, INC.

SECOND:  The address of its registered office in the State of Kansas is Security
Benefit Life Building,  700 Harrison  Street,  in the City of Topeka,  County of
Shawnee. The name of its registered agent at such address is Security Management
Company, Inc.

THIRD:  The  nature of the  business  or objects or  purposes  to be  conducted, transacted, promoted or carried on by the Corporation is:

   (a)  To engage in the business of an  investment  company and mutual fund and to hold,  invest and reinvest its funds, and in connection  therewith to hold  part or all of its funds in cash,  and to  purchase  or  otherwise acquire,  hold for investment or otherwise,  trade,  purchase on margin, sell, sell short,  assign,  pledge,  hypothecate,  negotiate,  transfer, exchange  or  otherwise  dispose of or turn to account or realize  upon, securities  (which  term  "securities"  shall for the  purposes  of this
        Article,  without  limitation of the  generality  thereof,  be deemed to include any stocks, bonds, shares, debentures, notes, mortgages or other
        obligations,   and  any  certificates,   receipts,   warrants  or  other
        instruments  representing  rights to receive,  purchase or subscribe for the same, or evidencing  or  representing  any other rights or interests therein, or in any property or assets) created or issued by any persons,
        firms,    associations,    corporations,    syndicates,    combinations,
        organizations,  governments or subdivisions thereof; and to exercise, as owner of holder of any securities,  all rights, powers and privileges in respect  thereof;  and to do  any  and  all  acts  and  things  for  the preservation,  protection,  improvement  and enhancement in value of any and all such securities; and

   (b)  To engage in any lawful act or activity  for which  corporations  may be organized under the General Corporation Code of the State of Kansas.

In addition to the powers and privileges  conferred upon the  corporation by law and those incidental thereto, the corporation shall possess and may exercise all the powers and  privileges  which are  necessary or  convenient  to the conduct, promotion or attainment of the business, objects or purposes of the corporation.

FOURTH:  The total  number of shares of stock which the  corporation  shall have authority to issue is Ten Million  (10,000,000)  shares of common stock,  of the par  value of One  Dollar  ($1.00)  per  share.  The board of  directors  of the corporation  is  expressly  authorized  to cause  shares of common  stock of the corporation authorized herein to be issued in one or more series and to increase or decrease the number of shares so authorized to be issued in any such series.

All  shares  of  stock  of the  corporation  of any  class  or  series  shall be non-assessable.

No holder of any shares or stock of the corporation of any class or series shall be entitled as such,  as a matter of right,  to  subscribe  for or purchase  any shares  of stock of the  corporation  of any  class or  series,  whether  now or hereafter  authorized or whether  issued for cash,  property or services or as a dividend or otherwise,  or to subscribe for or purchase any obligations,  bonds, notes, debentures, other securities or stock convertible into shares of stock of the  corporation  of any class or series or carrying or evidencing  any right to purchase shares of stock of any class or series.

FIFTH:  The name and mailing address of the incorporation are as follows:

             NAME                            ADDRESS

         Larry D. Armel                700 Harrison Street
                                       Topeka, KS 66636

The number of  directors of the  corporation  shall be fixed by or in the manner provided in the bylaws.  The names and mailing  addresses of the persons who are to serve as  directors  of the  corporation  until the first  annual  meeting of stockholders or until their successors are elected and qualified are as follows:

             NAME                            ADDRESS

         John W. Henderson             3130 Shadow Lane
                                       Topeka, Kansas 66604

         Robert E. Jacoby              700 Harrison Street
                                       Topeka, Kansas 66636

         William R. Oberkrieser        700 Harrison Street
                                       Topeka, Kansas 66636

         John J. Schaff                4409 Holly Lane
                                       Topeka, Kansas 66604

         Willis A. Anton, Jr.          3616 York Way
                                       Topeka, Kansas 66604

SIXTH:  The corporation is to have perpetual existence.

SEVENTH:  The private property of the  stockholders  shall not be subject to the payment of corporate debts to any extent whatsoever.

EIGHTH:  Elections of directors  need not be by ballot  unless the bylaws of the corporation so provide.

NINTH:  The bylaws of the corporation may from time to time be altered,  amended or repealed,  or new bylaws may be adopted, in any of the following ways: (i) by the holders of a majority of the outstanding  shares of stock of the corporation entitled to vote,  or (ii) by a majority of the full board of directors  and any change so made by the  stockholders  may  thereafter  be  further  changed  by a majority of the  directors;  provided,  however,  that the power of the board of directors  to alter,  amend or repeal  bylaws,  or to adopt new  bylaws,  may be denied as to any bylaws or portion thereof by the stockholders if at the time of enactment the stockholders  shall so expressly  provide.

TENTH:  The  corporation  may agree to the terms and  conditions  upon which any director,  officer,  employee or agent accepts his office or position and in its bylaws,  by contract or in any other manner may agree to  indemnify  and protect any director,  officer, employee or agent of the corporation,  or any person who serves at the request of the  corporation  as a director,  officer,  employee or agent  of  another  corporation,  partnership,  joint  venture,  trust  or other enterprise,  to the extent  permitted by the laws of the State of Kansas and the
Investment  Company  Act of 1940,  as  amended,  and the rules  and  regulations promulgated under said Act.

ELEVENTH:  Whenever  a  compromise  or  arrangement  is  proposed  between  this corporation  and its creditors or any class of them or between this  corporation and its  stockholders or any class of them, any court of competent  jurisdiction within  the  State  of  Kansas,  on the  application  in a  summary  way of this corporation or of any creditor or stockholder  thereof or on the  application of any receiver or receivers appointed for this corporation under the provisions of section 104 of the General  Corporation  Code of Kansas or on the application of trustees in  dissolution  or of any  receiver or  receivers  appointed  for this corporation  under the provisions of section 98 of the General  Corporation Code of Kansas, may order a meeting of the creditors or class of creditors, or of the stockholders or class of stockholders of this  corporation,  as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing  three-fourths in value of the creditors or class of creditors,  or of the  stockholders or class of stockholders of this  corporation,  as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation  as a  consequence  of such  compromise  or  arrangement,  the  said compromise  or  arrangement  and the said  reorganization,  if sanctioned by the court to which the said  application has been made,  shall be binding on all the creditors  or  class  of  creditors,  or on all the  stockholders  or  class  of stockholders,  of  this  corporation,  as the  case  may  be,  and  also on this corporation.

TWELFTH:  Except as may be otherwise provided by statute,  the corporation shall be entitled to treat the registered  holder of any shares of the  corporation as the owner of such  shares and of all  rights  derived  from such  shares for all purposes,  and the corporation shall not be obligated to recognize any equitable or other  claim to or interest in such shares or rights on the part of any other person,  including,  but without limiting the generality of the term "person," a purchaser,  pledgee, assignee or transferee of such shares or rights, unless and until such person  becomes the registered  holder of such shares.  The foregoing shall  apply  whether  or not  the  corporation  shall  have  either  actual  or constructive notice of the interest of such person.

THIRTEENTH:  Meetings of stockholders may be held within or without the State of
Kansas,  as the bylaws may  provide.  The books of the  corporation  may be kept
(subject to any provision contained in the statutes of Kansas) outside the State of Kansas at such place or places as may be designated  from time to time by the board of directors or in the bylaws of the corporation.

FOURTEENTH: The corporation reserves the right to amend, alter, change or repeal any provision  contained in these Articles of Incorporation in the manner now or hereafter  prescribed by statute,  and all rights  conferred  upon  stockholders herein are granted subject to this reservation;  provided, however, any proposed amendment, alteration, change or repeal of these Articles or the adoption of any additional  provision  inconsistent  with any provision of these  Articles which materially  and  adversely  affect the rights of the  holders of any  particular series of common stock as a series,  shall not be effective  unless  approved by the  holders of a majority  of the  outstanding  shares of common  stock of such series.

The  undersigned,  for the  purpose of forming a  corporation  under the General
Corporation Code of the State of Kansas, does hereby execute these Articles, and does  hereby  declare  and  certify  that this is his act and deed and the facts herein stated are true,  and  accordingly  has executed these Articles this 26th day of May, 1977.

                                            LARRY D. ARMEL
                                            ------------------------------------
                                            Larry D. Armel

STATE OF KANSAS  )
                 )
COUNTY OF SHAWNEE)

BE IT  REMEMBERED,  that  on  this  26th  day  of  May,  1977,  before  me,  the undersigned,  a Notary  Public  in and for said  County  and  State,  personally appeared Larry D. Armel,  who duly  acknowledged  before me that he executed the foregoing instrument.

IN WITNESS WHEREOF,  I have hereunto  subscribed my name and affixed my official seal the day and year last above written.

                               JANET M. LADD
                               -------------------------------------------------
                               Notary Public in and for said County and State
(NOTARIAL SEAL)

My Commission expires September 3, 1980

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                 SBL FUND, INC.

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

We, ROBERT F. JACOBY,  president,  and LARRY D. ARMEL,  secretary,  of SBL Fund,
Inc.,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street,  Topeka,  Shawnee,  Kansas,  do hereby certify that pursuant to authority  expressly invested in the board of directors by the provisions of the corporation's  articles  of  incorporation,  the  board  of  directors  of  said corporation  at its first meeting duly convened and held on the 6TH day of June,
1977, adopted resolutions  establishing three separate series of common stock of the  corporation  and setting  forth the  preferences,  rights,  privileges  and restrictions of such three series,  which resolutions provided in their entirety as follows:

RESOLVED,  that,  pursuant to authority  vested in the board of directors of the corporation by its Articles of  Incorporation,  the corporation  initially shall issue its Common Stock,  par value One Dollar per share,  in the following three series:

                           Series A Common Stock;
                           Series B Common Stock; and
                           Series C Common Stock

FURTHER  RESOLVED,  that the  Corporation  shall initially have the authority to issue Two Million shares of Common Stock in each of the foregoing three series;

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the shares of each such series shall be as follows:

1.  Except as set forth below and as may be hereafter  established  by the board of directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2.  (a)  Outstanding  shares  of  each  series  shall  represent  a  stockholder interest in a particular fund of assets held by the  corporation  which fund shall be invested and  reinvested in accordance  with policies and objectives established by the board of directors.

    (b)  All cash and other property  received by the corporation  from the sale of shares of a particular  series,  all  securities  and other property held as a result of the  investment and  reinvestment  of such cash and other  property,  all revenues and income  received or receivable  with respect to such cash,  other property,  investments and  reinvestments, and all proceeds derived from the sale, exchange,  liquidation or other disposition of any of the  foregoing,  shall be allocated to the series to which  they  relate  and held for the  benefit  of the  stockholders owning shares of such series.

    (c)  All losses,  liabilities  and  expenses of the  corporation  (including accrued  liabilities  and  expenses  and such  reserves as the board of directors may determine are appropriate) shall be allocated and charged to the series to which such loss,  liability or expense relates.  Where any loss,  liability  or expense  relates to more than one series,  the board of directors shall allocate the same between or among such series pro rata based on the  respective net asset values of such series or on such other basis as the board of directors deem appropriate.

    (d)  All  allocations  made  hereunder  by the board of  directors  shall be conclusive and binding upon all stockholders and upon the corporation.

3.   Each share of stock of a series  shall have the same  preferences,  rights, privileges  and  restrictions  as each other share of stock of that series.
     Each fractional share of stock of a series  proportionately  shall have the same preferences, rights, privileges and restrictions as a whole share.

4.   Dividends  may be paid when,  as and if declared by the board of  directors out of funds legally  available  therefor.  Dividends shall be declared and paid with  respect to a  particular  series and shall be  allocated to such series.  Stockholders of the same series shall share in dividends  declared and paid with  respect to such series pro rata based on their  ownership of shares  of such  series.  Whenever  dividends  are  declared  and paid with respect to any series,  the holders of shares of other series shall have no rights in or to such dividends.

5.   In the event of liquidation,  stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series.
     Liquidating  distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

6.   At all meetings of stockholders  each stockholder of the corporation  shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his name on the books of the  corporation  on the date,  fixed in  accordance  with the bylaws,  for  determination  of  stockholders  entitled  to  vote  at  such meetings.  At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of  directors  to be elected,  and he may cast all of such votes for a single  director or may distribute  them among the number to be noted
     for,  or any two or more of  them as he may see  fit.  Notwithstanding  the foregoing,  (i) if any matter is submitted to the  stockholders  which does not affect the investment  policies or objectives of all series,  then only stockholders  of the affected  series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended,  or the rules and regulations  promulgated  thereunder  shall  require a greater or different vote  than  would  otherwise  be  required  herein  or by the  Articles  of
     Incorporation  of  the  corporation,   such  greater  or  different  voting
     requirement shall also be satisfied.

7.   Each  stockholder  of the  corporation  shall have the right to require the corporation  to  purchase  for cash part or all of the shares  held by such stockholder  at a price per share equal to the per share net asset value of such shares as determined by the board of directors of the  corporation  or in accordance with procedures  established by the board of directors and in compliance  with  applicable  statutes and  regulations.  Any shares of the corporation  purchased as a result of a  stockholder  exercising  the right granted in the immediately  preceding  sentence,  shall,  subject to filing such  instruments  and  documents  as the laws of the State of  Kansas  may require,  upon such  purchase  automatically  and without the  necessity of further action on the part of the board of directors or stockholders of the corporation, be retired, and thereupon such shares shall be returned to the status of authorized  and unissued  shares of common stock of the series to which they belong,  and the capital of the corporation  shall be reduced by an amount  equal to the par value of such  shares,  and the  surplus of the corporation  shall be reduced by the amount of cash paid by the corporation to such stockholder in excess of such par value.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 16th day of June, 1977.

                                      ROBERT E. JACOBY
                                      ------------------------------------------
                                      Robert E. Jacoby, President

                                      LARRY D. ARMEL
                                      ------------------------------------------
                                      Larry D. Armel, Secretary
[SEAL]

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it  remembered,  that before me JANET M. LADD a Notary  Public in and for the
County and State  aforesaid,  came  ROBERT E.  JACOBY,  president,  and LARRY D.
ARMEL, secretary,  of SBL Fund, Inc., a Kansas Corporation,  personally known to me to be the  persons  who  executed  the  foregoing  instrument  of  writing as president and secretary,  respectively,  and duly  acknowledged the execution of the same this 16th day of June, 1977.

                                      JANET M. LADD
                                      ------------------------------------------
                                      Notary Public
(NOTARIAL SEAL)

My commission expires:  Sept. 3, 1980

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                                 SBL FUND, INC.

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

We,  Everett S. Gille,  President,  and Larry D. Armel,  Secretary  of SBL Fund,
Inc.,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street,  Topeka,  Shawnee County, Kansas, do hereby certify that at the regular meeting of the board of directors of said  corporation  held on the 22nd day of January, 1982, said board adopted resolutions setting forth the following amendments to the Articles of Incorporation and declared their advisability,  to wit:

"RESOLVED,  that the Articles of  Incorporation  of SBL Fund, Inc. be amended by deleting  Article FIRST in its entirety and by inserting,  in lieu thereof,  the following new Article FIRST:

                `FIRST: The name of the Corporation is SBL Fund.'

"RESOLVED,  that the  Articles  of  Incorporation  of SBL Fund,  Inc. be further amended by deleting the first  paragraph  of Article  FOURTH and by inserting in lieu thereof, the following:

`FOURTH:  The total number of shares of stock which the  Corporation  shall have authority to issue is  500,000,000  shares of common stock,  of the par value of
One Dollar  ($1.00) per share.  The board of  directors  of the  corporation  is expressly  authorized  to  cause  shares  of  common  stock  of the  corporation authorized herein to be issued in one or more series and to increase or decrease the number of shares so authorized to be issued in any such series.'

FURTHER  RESOLVED,  that  the  board of  directors  of this  corporation  hereby declares  the  advisability  of the  foregoing  amendments  to the  articles  of incorporation of this corporation and hereby recommends that the stockholders of this corporation adopt said amendments.

FURTHER  RESOLVED,  that  at the  annual  meeting  of the  stockholders  of this corporation to be held at the offices of the corporation in Topeka,  Kansas,  on
March 4, 1982,  beginning at 10:00 a.m. on that day, the matter of the aforesaid proposed  amendments to the articles of incorporation of this corporation  shall be submitted to the stockholders entitled to vote thereon.

FURTHER  RESOLVED,  that in the event the stockholders of this corporation shall approve and adopt the proposed  amendments to the articles of  incorporation  of this  corporation  as  heretofore  adopted  and  recommended  by this  board  of directors, the appropriate officers of this corporation be, and they hereby are, authorized  and  directed,  for and in  behalf  of this  corporation,  to  make, execute,  verify,  acknowledge  and file or  record  in any and all  appropriate governmental offices any and all certificates and other instruments, and to take any and all other  action as may be necessary to  effectuate  the said  proposed amendments to the articles of incorporation of this corporation."

That thereafter,  pursuant to said resolutions and in accordance with the bylaws and the  laws of the  State of  Kansas,  said  directors  called  a  meeting  of stockholders for the  consideration of said amendments and thereafter,  pursuant to said notice and in  accordance  with the statutes of the State of Kansas,  on the 4th day of March,  1982, said  stockholders  met and convened and considered said proposed amendments.

That at said  meeting  the  stockholders  entitled  to vote  did  vote  upon the amendment  to Article  FIRST,  and the  majority of voting  stockholders  of the corporation had voted for the proposed amendment  certifying that the votes were
(Common  Stock)  71,981  shares in favor of the proposed  amendment  and (Common
Stock) no shares against the amendment.

That said  amendments  were duly adopted in  accordance  with the  provisions of
K.S.A. 17-6602, as amended.

That the capital of said  corporation  will not be reduced under or by reason of said amendments.

IN WITNESS WHEREOF,  we have hereunto set our hands and affixed the seal of said corporation, this 9th day of March, 1982.

[Seal]
                                      EVERETT S. GILLE
                                      ------------------------------------------
                                      Everett S. Gille, President

                                      LARRY D. ARMEL
                                      ------------------------------------------
                                      Larry D. Armel, Secretary

STATE OF KANSAS  )
                 )  ss.:
COUNTY OF SHAWNEE)

Be it  remembered,  that before me, Lois J. Hedrick,  a Notary Public in and for the County and State aforesaid,  came Everett S. Gille, President,  and Larry D.
Armel, Secretary, of SBL Fund, Inc., a corporation, personally known to me to be the persons who executed the  foregoing  instrument  of writing as president and secretary,  respectively,  and duly  acknowledged the execution of the same this
9th day of March, 1982.

                                      LOIS J. HEDRICK
                                      ------------------------------------------
                                      Notary Public
(NOTARIAL SEAL)

My commission expires:  January 8, 1984.

        CERTIFICATE OF CHANGE OF DESIGNATION OF COMMON STOCK OF SBL FUND

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

We, Everett S. Gille,  President,  and Larry D. Armel, Secretary, of SBL Fund, a
corporation  organized and existing  under the laws of the State of Kansas,  and whose  registered  office is the Security  Benefit Life  Building,  700 Harrison
Street,  Topeka,  Shawnee  County,  Kansas,  do hereby  certify that pursuant to authority  expressly  invested in the board of  directors  by the  corporation's articles  of  incorporation,  the board of  directors  of said  corporation,  by
Statement  of  Unanimous  Consent  dated  March  7,  1983,  adopted  resolutions increasing  the number of shares  authorized to be issued in the three  separate
previously-designated   series  of  common  stock  of  the  corporation,   which
resolutions are as follows:

WHEREAS,  at a meeting on the sixth day of June, 1977, the board of directors of this  corporation  adopted  resolutions  establishing  three separate  series of common  stock  of  the  corporation,  setting  forth  the  preferences,  rights, privileges and restrictions of said three series,  and designating the number of shares to be initially issued in each of said three series; and

WHEREAS,  this board of directors  wishes to increase the number of shares to be issued in each of said three series;

NOW, THEREFORE,  BE IT RESOLVED,  that this corporation shall have the authority to issue ten million shares of common stock in each previously designated Series
A,  Series B, and Series C, and that the  preferences,  rights,  privileges  and restrictions  of the shares of each such  series  shall be those  adopted by the board  of  directors  on June 6,  1977,  and  contained  in the  Certificate  of
Designation  of Common Stock  executed and filed with the  Secretary of State of the State of Kansas on June 16, 1977.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby  are,  authorized  empowered  and  directed  for  and on  behalf  of this corporation  to  prepare,  execute and file with the  Secretary  of State of the
State of Kansas a  certificate  reflecting  the  aforementioned  increase in the number of shares  authorized  to be issued in each of the three series of common stock,  and to do any and all other necessary and appropriate acts and things in connection therewith.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 8th day of March, 1983.

                                      EVERETT S. GILLE
                                      ------------------------------------------
                                      Everett S. Gille, President
(Corporate Seal)
                                      LARRY D. ARMEL
                                      ------------------------------------------
                                      Larry D. Armel, Secretary

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it  remembered,  that before me, Lois J. Hedrick,  a Notary Public in and for the County and State aforesaid,  came EVERETT S. GILLE, President,  and LARRY D.
ARMEL, Secretary,  of SBL Fund, a Kansas corporation,  personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary,  respectively,  and duly  acknowledged the execution of the same this
8th day of March, 1983.

                                      LOIS J. HEDRICK
                                      ------------------------------------------
                                      Notary Public
(NOTARIAL SEAL)

My commission expires January 8, 1984.

        CERTIFICATE OF CHANGE OF DESIGNATION OF COMMON STOCK OF SBL FUND

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

We, Everett S. Gille,  President,  and Lois J. Hedrick,  Assistant Secretary, of
SBL Fund, a corporation  organized  and existing  under the laws of the State of
Kansas,  whose  registered  office is the Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority  expressly  invested in the board of directors by the corporation's articles  of  incorporation,  the board of  directors  of said  corporation,  by
Statement of  Unanimous  Consent  dated  February 1, 1984,  adopted  resolutions increasing  the number of shares  authorized to be issued in the three  separate
previously-designated   series  of  common  stock  of  the  corporation,   which
resolutions are as follows:

WHEREAS,  at a meeting on the sixth day of June, 1977, the board of directors of this  corporation  adopted  resolutions  establishing  three separate  series of common  stock  of  the  corporation,  setting  forth  the  preferences,  rights, privileges and restrictions of said three series,  and designating the number of shares to be  initially  issued in each of said  three  series;  and on March 8,
1983,  the board of  directors  increased  the number of shares  designated  for public sale of the three separate series; and

WHEREAS, this board of directors wishes to further increase the number of shares to be issued in each of said three series;

NOW, THEREFORE,  BE IT RESOLVED,  that this corporation shall have the authority to issue fifty  million  shares of common  stock in each  previously  designated
Series A, Series B, and Series C, and that the preferences,  rights,  privileges and restrictions of the shares of each such series shall be those adopted by the board  of  directors  on June 6,  1977,  and  contained  in the  Certificate  of
Designation  of Common Stock  executed and filed with the  Secretary of State of the State of Kansas on June 16, 1977.

FURTHER  RESOLVED,  that, the appropriate  officers of this  corporation be, and they hereby are fully authorized,  empowered and directed,  for and on behalf of this  corporation,  to prepare,  execute and file with the Secretary of State of the State of Kansas a certificate reflecting the aforementioned  increase in the number of shares  authorized  to be issued in each of the three series of common stock,  and to do any and all other necessary and appropriate acts and things in connection therewith.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 3rd day of February, 1984.

                                      EVERETT S. GILLE
                                      ------------------------------------------
                                      Everett S. Gille, President
(Corporate Seal)
                                      LOIS J. HEDRICK
                                      ------------------------------------------
                                      Lois J. Hedrick, Assistant Secretary

STATE OF KANSAS  )
                 )  ss.
COUNTY OF SHAWNEE)

Be it  remembered,  that  before  me, a Notary  Public in and for the County and
State  aforesaid,  came  EVERETT  S.  GILLE,  President,  and  LOIS J.  HEDRICK,
Assistant Secretary,  of SBL Fund, a Kansas corporation,  personally known to me to be the persons who executed the foregoing  instrument of writing as president and secretary,  respectively,  and duly  acknowledged  the execution of the same this 3rd day of February, 1984.

                                      GLORIA J. SANDERS
                                      ------------------------------------------
                                      Notary Public
(NOTARIAL SEAL)

My commission expires:  April 11, 1986

                                 CERTIFICATE OF
                              DESIGNATION OF SERIES
                                 OF COMMON STOCK
                                       OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

We, Everett S. Gille,  President,  and Tad Patton,  Assistant Secretary,  of SBL
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose registered office is the Security Benefit Life Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the board of directors by the provisions of the  corporation's  articles of  incorporation,  the board of  directors of said corporation  at its regular  meeting  duly  convened and held on the 18th day of
November,  1983, adopted resolutions  establishing the fourth separate series of common  stock of the  corporation  and setting  forth the  preferences,  rights, privileges and restrictions of such series,  which resolutions provided in their entirety as follows:

RESOLVED,  that,  pursuant to the authority  vested in the board of directors of the  corporation  by its articles of  incorporation,  the  corporation  shall be authorized,  subject to the approval of appropriate regulatory  authorities,  to offer  Series D common  stock,  par value  $1.00 per share,  in  addition to its presently offered series of common stock (Series A, Series B and Series C).

FURTHER  RESOLVED,  that, the corporation  shall initially have the authority to issue 50 million shares of Series D common stock.

FURTHER RESOLVED, that, the preferences, rights, privileges, and restrictions of the shares of each of the  Fund's  series of common  stock,  as set forth in the minutes  of the June 6, 1977  meeting  of this  board of  directors,  are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective and to create the additional series of common stock of the corporation contemplated herein.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 23rd day of March, 1984.

                                      EVERETT S. GILLE
                                      ------------------------------------------
                                      EVERETT S. GILLE, President

                                      TAD PATTON
                                      ------------------------------------------
                                      TAD PATTON, Assistant Secretary

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it remembered, that before me, VICKIE JACQUES, a Notary Public in and for the
County and State aforesaid,  came EVERETT S. GILLE,  President,  and TAD PATTON,
Assistant Secretary,  of SBL Fund, a Kansas corporation,  personally known to me to be the persons who executed the foregoing  instrument of writing as president and assistant  secretary,  respectively,  and duly acknowledged the execution of the same this 23rd day of March, 1984.

                                      VICKIE JACQUES
                                      ------------------------------------------
                                      Notary Public
(NOTARIAL SEAL)

My commission expires:  June 3, 1986

                                 CERTIFICATE OF
                              DESIGNATION OF SERIES
                                 OF COMMON STOCK
                                       OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

We, Everett S. Gille, President, and Barbara W. Rankin,  Secretary, of SBL Fund,
a corporation  organized and existing under the laws of the State of Kansas, and whose  registered  office is the Security  Benefit Life  Building,  700 Harrison
Street,  Topeka,  Shawnee County, Kansas, do hereby certify that pursuant to the authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at its regular  meeting  duly  convened  and held on the 9th day of
November,  1984, adopted  resolutions  establishing the fifth separate series of common  stock of the  corporation  and setting  forth the  preferences,  rights, privileges and restrictions of such series,  which resolutions provided in their entirety as follows:

RESOLVED,  that,  pursuant to the authority  vested in the Board of Directors of the  corporation  by its articles of  incorporation,  the  corporation  shall be authorized,  subject to the approval of appropriate regulatory  authorities,  to offer  Series E common  stock,  par value  $1.00 per share,  in  addition to its presently  offered  series of common  stock  (Series A,  Series B, Series C, and
Series D).

FURTHER  RESOLVED,  that, the Corporation  shall initially have the authority to issue 50 million shares of Series E common stock.

FURTHER RESOLVED, that, the preferences, rights, privileges, and restrictions of the shares of each of the  Fund's  series of common  stock,  as set forth in the minutes  of the June 6, 1977  meeting  of this  Board of  Directors,  are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective and to create the additional series of common stock of the corporation contemplated herein.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 23rd day of July, 1985.

                                      EVERETT S. GILLE
                                      ------------------------------------------
                                      EVERETT S. GILLE, President

                                      BARBARA W. RANKIN
                                      ------------------------------------------
                                      Barbara W. Rankin, Secretary

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it  remembered,  that before me, LOIS J. HEDRICK,  a Notary Public in and for the County and State aforesaid, came EVERETT S. GILLE, President, and BARBARA W.
RANKIN, Secretary, of SBL Fund, a Kansas corporation,  personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary,  respectively,  and duly  acknowledged the execution of the same this
23rd day of July, 1985.

                                      LOIS J. HEDRICK
                                      ------------------------------------------
                                      Notary Public
(NOTARIAL SEAL)

My commission expires:  June 1, 1988.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF

                                    SBL FUND

We, Michael J. Provines, President, and Amy J. Lee, Secretary of the above named corporation, a corporation organized and existing under the laws of the State of
Kansas,  do hereby  certify  that at a meeting of the board of directors of said corporation,  the  board  adopted  a  resolution  setting  forth  the  following amendment to the Articles of Incorporation and declaring its advisability;

     "A director  shall not be personally  liable to the  corporation  or to its stockholders  for  monetary  damages  for  breach  of  fiduciary  duty as a director,  provided  that this  sentence  shall not eliminate nor limit the liability of a director:

     A.  for any breach of his or her duty of loyalty to the  corporation  or to its stockholders;

     B.  for acts or omissions  not in good faith or which  involve  intentional misconduct or a knowing violation of law;

     C.  for an  unlawful  dividend,  stock  purchase  or  redemption  under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

     D.  for any  transaction  from  which  the  director  derived  an  improper personal benefit."

We  further  certify  that  thereafter,  pursuant  to  said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the  State of  Kansas,  the  stockholders convened and considered the proposed amendment.

We further certify that at a meeting a majority of the stockholders  entitled to vote voted in favor of the proposed amendment.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

We further  certify  that the  capital of said  corporation  will not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF,  we have hereunto set out hands and affixed the seal of said corporation this 19th day of April, 1988.

                                      MICHAEL J. PROVINES
                                      ------------------------------------------
                                      Michael J. Provines, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it  remembered,  that  before  me, a Notary  Public in and for the  aforesaid county and state, personally appeared Michael J. Provines, President, and Amy J.
Lee, Secretary,  of the corporation named in this document,  who are known to be to be the  same  persons  who  executed  the  foregoing  certificate,  and  duly acknowledged the execution of the same this 19th day of April, 1988.

                                      CONNIE BRUNGARDT
                                      ------------------------------------------
                                      Notary Public
(NOTARIAL SEAL)

My commission expires:  November 30, 1991

        CERTIFICATE OF CHANGE OF DESIGNATION OF COMMON STOCK OF SBL FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, Michael J. Provines,  President,  and Amy J. Lee, Secretary,  of SBL Fund, a
corporation  organized and existing under the laws of the State of Kansas, whose registered  office is Security  Benefit Life  Building,  700  Harrison,  Topeka,
Shawnee  County,  Kansas,  do hereby  certify  that  pursuant  to the  authority expressly  invested in the board of directors by the  corporation's  articles of incorporation,  the board of  directors  of said  corporation  by  Statement  of
Unanimous  Consent dated October 13, 1989,  adopted  resolutions  increasing the number of shares authorized to be issued in three separate previously-designated series of common stock of the corporation, which resolutions are as follows:

WHEREAS,  at a meeting on the sixth day of June, 1977, the board of directors of this  corporation  adopted  resolutions  establishing  three separate  series of common  stock  of  the  corporation,  setting  forth  the  preferences,  rights, privileges and restrictions of said three series,  and designating the number of shares to be  initially  issued in each of said  three  series;  and on March 8,
1983,  and on February 3, 1984,  the board of directors  increased the number of shares designated for public sale to Series A, Series B and Series C; and

WHEREAS, this board of directors wishes to further increase the number of shares to be issued in each of said Series;

NOW, THEREFORE,  BE IT RESOLVED,  that this corporation shall have the authority to issue one hundred  fifty  million  shares of common stock in each  previously designated  Series A and  Series C and  shall  have the  authority  to issue one hundred  million shares of common stock in the previously  designated  Series B, and that the preferences,  rights,  privileges and restrictions of the shares of each such series  shall be those  adopted by the board of  directors  on June 6,
1977,  and contained in the  Certificate of Designation of Common Stock executed and filed with the Secretary of State of the State of Kansas on June 16, 1977.

FURTHER RESOLVED, that the appropriate officers of this corporation be, and they hereby are, fully authorized,  empowered and directed, for and on behalf of this corporation,  to prepare,  execute and file with the  Secretary  of State of the
State of Kansas a  certificate  reflecting  the  aforementioned  increase in the number of shares  authorized  to be issued in each of the three series of common stock,  and to do any and all other necessary and appropriate acts and things in connection therewith.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 19th day of October, 1989.

                                      MICHAEL J. PROVINES
                                      ------------------------------------------
                                      Michael J. Provines, President
(Corporate Seal)
                                      AMY J. LEE
                                      ------------------------------------------
                                      Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it remembered,  that before me, Coleen C. Hoffmeister, a Notary Public in and for the County and State aforesaid, came Michael J. Provines, President, and Amy
J. Lee, Secretary, of SBL Fund, a Kansas corporation,  personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary,  respectively,  and duly  acknowledged the execution of the same this
19th day of October, 1989.

                                      COLEEN C. HOFFMEISTER
                                      ------------------------------------------
                                      Notary Public

My Commission Expires:  May 19, 1990

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, Michael J.  Provines,  President and Amy J. Lee,  Secretary,  of SBL Fund, a
corporation  organized and existing  under the laws of the State of Kansas,  and whose  registered  office is the Security  Benefit Life  Building,  700 Harrison
Street,  Topeka,  Shawnee County, Kansas, do hereby certify that pursuant to the authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at its regular  meeting  duly  convened and held on the 24th day of
July,  1992,  adopted  resolutions  establishing  the seventh separate series of common  stock of the  corporation  and setting  forth the  preferences,  rights, privileges and restrictions of such series,  which resolutions provided in their entirety as follows:

RESOLVED,  that,  pursuant to the authority  vested in the Board of Directors of the  corporation  by its Articles of  Incorporation,  the  corporation  shall be authorized,  subject to the approval of appropriate regulatory  authorities,  to offer  Series J common  stock,  par value  $1.00 per share,  in  addition to its presently  offered  series of common stock (Series A, Series B, Series C, Series
D, Series E and Series S).

FURTHER  RESOLVED,  that, the corporation  shall initially have the authority to issue 50 million shares of Series J common stock.

FURTHER RESOLVED, that, the preferences,  rights, privileges and restrictions of the shares of each of the  Fund's  series of common  stock,  as set forth in the minutes of the June 6, 1977,  meeting  of this  Board of  Directors,  are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective and to create the additional series of common stock of the corporation contemplated therein.

IN WITNESS  WHEREOF,  we have hereunto set out hands and affixed the seal of the corporation this 24th day of September 1992.

                                      MICHAEL J. PROVINES
                                      ------------------------------------------
                                      MICHAEL J. PROVINES, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      AMY J. LEE, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me, Peggy S. Avey, a Notary Public in and for the
County and State aforesaid, came MICHAEL J. PROVINES, President, and AMY J. LEE,
Secretary,  of SBL Fund, a Kansas Corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as  president  and secretary,  respectively,  and duly  acknowledged the execution of the same this
24th day of September 1992.

                                      PEGGY S. AVEY
                                      ------------------------------------------
                                      Notary Public

My Commission Expires:  November 22, 1992

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF
                                    SBL FUND

We,  Michael J Provines,  President , and Amy J. Lee,  Secretary  of SBL Fund, a
corporation  organized and existing  under the laws of the State of Kansas,  and whose  registered  office is at 700 Harrison,  in the city of Topeka,  county of
Shawnee,  66636, Kansas, do hereby certify that the regular meeting of the Board of  Directors of said  corporation,  held on the 30th day of April,  1990,  said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability;

     SEE ATTACHED CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

We  further  certify  that  thereafter,  pursuant  to  said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the State of  Kansas,  on the 30th day of
April, 1990, said stockholders convened and considered the proposed amendment.

We further certify that at a meeting a majority of the stockholders  entitled to vote  voted  in favor  of the  proposed  amendment,  and  that  the  votes  were
26,489,283  shares  in favor of the  proposed  amendment  and  1,762,215  shares against the amendment.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

We further  certify  that the  capital of said  corporation  will not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF,  we have hereunto set out hands and affixed the seal of said corporation this 14th day of May, 1990.

                                      MICHAEL J. PROVINES
                                      ------------------------------------------
                                      Michael J. Provines, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared: Michael J. Provines,  President, and Amy J. Lee,
Secretary,  of SBL  FUND,  a  corporation,  who are  known  to me to be the same persons who  executed  the  foregoing  Certificate  of  Amendment to Articles of
Incorporation, duly acknowledged the execution of the same this 14th day of May,
1990.

                                      CONNIE BRUNGARDT
                                      ------------------------------------------
                                      Notary Public

My Commission Expires:  November 30, 1991.

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We,  Michael J Provines,  President , and Amy J. Lee,  Secretary  of SBL Fund, a
corporation  organized and existing  under the laws of the State of Kansas,  and whose  registered  office is the Security  Benefit Life  Building,  700 Harrison
Street,  Topeka,  Shawnee County, Kansas, do hereby certify that pursuant to the authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation,  at its regular  meeting duly  convened and held on the 30th day of
April, 1990,  adopted a resolution setting forth the following  amendment to the
Articles of Incorporation and declared its advisability to wit:

RESOLVED,  that the  Articles  of  Incorporation  of SBL Fund,  Inc.  be further amended by deleting the first  paragraph  of Article  FOURTH and by inserting in lieu thereof, the following:

"FOURTH:  The total number of shares of stock which the  corporation  shall have authority to issue is 1,000,000,000 shares of common stock, of the par value of One Dollar  ($1) per  share.  The Board of  Directors  of the corporation is expressly authorized to cause shares of common stock of the corporation  authorized  herein to be issued in one or more series and to increase or decrease the number of shares so  authorized  to be issued in any such series'.

RESOLVED,  that,  pursuant to the authority  vested in the Board of Directors of the  corporation  by its Articles of  Incorporation,  the  corporation  shall be authorized,  subject to the approval of appropriate regulatory  authorities,  to offer  Series  D common  stock,  par  value $1 per  share,  in  addition  to its presently offered series of common stock (Series A, Series B and Series C).

FURTHER  RESOLVED,  that, the corporation  shall initially have the authority to issue 50 million shares of Series D common stock.

FURTHER RESOLVED, that, the preferences,  rights, privileges and restrictions of the shares of each of the  Fund's  series of common  stock,  as set forth in the minutes of the June 6, 1977,  meeting  of this  Board of  Directors,  are hereby reaffirmed and incorporated by reference into the minutes.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolution to become effective.

IN WITNESS  WHEREOF,  we have hereunto set out hands and affixed the seal of the
Corporation this 14th day of May, 1990.

                                      MICHAEL J. PROVINES
                                      ------------------------------------------
                                      Michael J. Provines, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me, Connie Brungardt,  a Notary Public in and for the county and state aforesaid, came Michael J. Provines,  President, and Amy J.
Lee, Secretary, of SBL Fund, a Kansas corporation,  personally known to me to be the persons who executed the  foregoing  instrument  of writing as President and
Secretary  respectively and duly  acknowledged  the execution,  of the same this
14th day of May, 1990.

                                      CONNIE BRUNGARDT
                                      ------------------------------------------
                                      Notary Public
(NOTARIAL SEAL)

My commission expires:  November 30, 1991.

                                 CERTIFICATE OF
                              DESIGNATION OF SERIES
                               OF COMMON STOCK OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss
COUNTY OF SHAWNEE)

We,  John D.  Cleland,  President,  and Amy J. Lee,  Secretary,  of SBL Fund,  a
corporation  organized and existing  under the laws of the State of Kansas,  and whose  registered  office is the Security  Benefit Life  Building,  700 Harrison
Street,  Topeka,  Shawnee County, Kansas, do hereby certify that pursuant to the authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation at a special meeting duly convened and held on the 3rd day of April,
1995,  adopted  resolutions (i) establishing three new series of common stock in addition to those eight  series of common  stock  currently  being issued by the corporation,  and (ii)  allocating the  corporation's  authorized  capital stock among the eleven separate series of common stock of the corporation. Resolutions were also adopted which  reaffirmed  the  preferences,  rights,  privileges  and restrictions of the separate series of stock of SBL Fund, which  resolutions are provided in their entirety as follows:

WHEREAS,  the Board of Directors  has approved  the  establishment  of three new series of common  stock of SBL Fund in  addition  to the eight  separate  series presently  issued by the fund designated as Series A, Series B, Series C, Series
D, Series E, Series S, Series J and Series K;

WHEREAS, the Board of Directors wishes to reallocate the 5,000,000,000 shares of authorized capital stock among the series.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the Corporation are hereby directed and authorized to establish three new series of the SBL Fund designated as Series M, Series N and Series O.

FURTHER  RESOLVED,  that,  officers of the  corporation  are hereby directed and authorized to allocate the Fund's  5,000,000,000  shares of  authorized  capital stock as follows:  1,000,000,000 $1.00 par value shares to each of the Series A,
B, C, and D, 250,000,000  $1.00 par value shares to each of the Series E, S, and
J;  50,000,000  $1.00  par  value  shares  to each of  Series K, M, N and O; and
50,000,000 shares shall remain unallocated.

FURTHER RESOLVED, that, the preferences,  rights, privileges and restrictions of the shares of each of the corporation's  series of common stock, as set forth in the minutes of the June 6, 1977, meeting of this Board of Directors,  are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the
Corporation this 3rd day of April, 1995.

                                      JOHN D. CLELAND
                                      ------------------------------------------
                                      JOHN D. CLELAND, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      AMY J. LEE, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me, Connie Brungardt,  a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY J. LEE,
Secretary,  of SBL Fund, a Kansas Corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as  President  and
Secretary,  respectively,  and duly  acknowledged the execution of the same this
3rd day of April, 1995.

                                      CONNIE BRUNGARDT
                                      ------------------------------------------
                                      Notary Public
(NOTARIAL SEAL)

My commission expires:  November 30, 1998.

                           CERTIFICATE OF DESIGNATIONS
                               OF COMMON STOCK OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We,  John D.  Cleland,  President,  and Amy J. Lee,  Secretary,  of SBL Fund,  a
corporation  organized and existing  under the laws of the State of Kansas,  and whose  registered  office is the Security  Benefit Life  Building,  700 Harrison
Street,  Topeka,  Shawnee County, Kansas, do hereby certify that pursuant to the authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said
Corporation  at a  special  meeting  duly  convened  and  held on the 2nd day of
February, 1996, adopted resolutions authorizing the corporation to authorize the issuance  of an  indefinite  number of shares  of  capital  stock of each of the eleven series of common stock of the corporation.  Resolutions were also adopted which  reaffirmed the  preferences,  rights,  privileges and restrictions of the separate  series of stock of SBL Fund,  which  resolutions are provided in their entirety as follows:

WHEREAS,  K.S.A.  17-6602 has been  amended to allow the board of directors of a corporation  that is  registered  as an open-end  investment  company  under the
Investment  Company Act of 1940 (the "1940 Act") to approve,  by resolution,  an amendment of the corporation's Articles of Incorporation,  to allow the issuance of an indefinite number of shares of the capital stock of the corporation;

WHEREAS,  the corporation is registered as an open-end  investment company under the 1940 Act; and

WHEREAS,  the  Board  of  Directors  desire  to  authorize  the  issuance  of an indefinite  number of shares of capital  stock of each of the  eleven  series of common stock of the corporation;

NOW THEREFORE BE IT RESOLVED,  that, the officers of the  corporation are hereby directed and authorized to issue an indefinite  number of $1.00 par value shares of capital stock of each series of the corporation,  including: Series A, Series
B,  Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series
N, and Series O;

FURTHER RESOLVED, that, the preferences,  rights, privileges and restrictions of the shares of each of the corporation's  series of common stock, as set forth in the minutes of the June 6, 1977, meeting of this Board of Directors,  are hereby reaffirmed and incorporated by reference into the minutes of this meeting; and

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective.

The  undersigned  do  hereby  certify  that  the  foregoing   amendment  to  the
corporation's Articles of Incorporation has been duly adopted in accordance with the provisions of K.S.A. 17-6602.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 2nd day of February, 1996.

                                      JOHN D. CLELAND
                                      ------------------------------------------
                                      John D. Cleland, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, L. Charmaine Lucas, a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee,
Secretary,  of SBL Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as  President  and
Secretary,  respectively,  and duly  acknowledged the execution of the same this
2nd day of February, 1996.

                                      L. CHARMAINE LUCAS
                                      ------------------------------------------
                                      Notary Public

My Commission Expires:  04/01/98

                                 CERTIFICATE OF
                              CHANGE OF DESIGNATION
                               OF COMMON STOCK OF
                                    SBL FUND

STATE OF KANSAS  )
                 )ss
COUNTY OF SHAWNEE)

We,  John D.  Cleland,  President,  and Amy J. Lee,  Secretary,  of SBL Fund,  a
corporation  organized and existing  under the laws of the State of Kansas,  and whose  registered  office is the Security  Benefit Life  Building,  700 Harrison
Street,  Topeka,  Shawnee County, Kansas, do hereby certify that pursuant to the authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at its regular  meeting  duly  convened and held on the 21st day of
October,  1994,  adopted  resolutions  allocating the  corporation's  authorized
capital  stock  among  the  seven  separate   series  of  common  stock  of  the
corporations.  Resolutions  were also adopted which  reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS SBL Fund issues its common stock in seven separate series  designated as
Series A, Series B, Series C, Series D, Series E, Series S, and Series J;

WHEREAS,  the  corporation's  shareholders  will  consider an  amendment  to the corporation's Articles of Incorporation to increase the authorized capital stock of the corporation from  1,000,000,000 to 5,000,000,000  shares, at a meeting of shareholders to be held December 21, 1994; and

WHEREAS,  upon  approval  by  shareholders  of  the  proposed  amendment  to the corporation's  articles  of  incorporation,  the  Board of  Directors  wishes to reallocate  the  5,000,000,000  shares of  authorized  capital  stock  among the series.

NOW,  THEREFORE,  BE IT  RESOLVED,  that upon  approval  by  shareholders  of an
amendment  to  the  articles  of  incorporation   increasing  the  corporation's
authorized  capital  stock  from  1,000,000,000  to  5,000,000,000  shares,  the officers of the  corporation  are hereby directed and authorized to allocate the
Fund's authorized  capital stock as follows:  100,000,000 $1.00 par value shares to each of the Series A, B, C and D; and  250,000,000  $1.00 par value shares to each of the Series E, S, and J.

FURTHER RESOLVED, that, the preferences,  rights, privileges and restrictions of the shares of each of the corporation's  series of common stock, as set forth in the minutes of the June 6, 1977, meeting of this Board of Directors,  are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective.

We hereby certify that in accordance with the by-laws of the corporation and the laws of the  State of  Kansas,  the  Board of  Directors  called  a  meeting  of stockholders  for  consideration  of the  proposed  amendment to the articles of incorporation,  and  thereafter,  pursuant to notice and in accordance  with the statutes of the State of Kansas,  the  stockholders  convened and considered the proposed  amendment.  We further  certify  that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment which was duly adopted in accordance with the provisions of K.S.A. 17-66602, as amended.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 21st day of December, 1994.

                                      JOHN D. CLELAND
                                      ------------------------------------------
                                      JOHN D. CLELAND, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      AMY J. LEE, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, Judith M. Ralston, a Notary Public in and fore the County and State aforesaid, came JOHN D. CLELAND, President, and AMY J. LEE,
Secretary,  of SBL Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as  President  and
Secretary,  respectively,  and duly  acknowledged the execution of the same this
21st day of October, 1994.

                                      JUDITH M. RALSTON
                                      ------------------------------------------
                                      Notary Public

My Commission Expires:  January 1, 1995

                                 CERTIFICATE OF
                              DESIGNATION OF SERIES
                               OF COMMON STOCK OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss
COUNTY OF SHAWNEE)

We, Michael J. Provines,  President,  and Amy J. Lee, Secretary,  of SBL Fund, a
corporation  organized and existing  under the laws of the State of Kansas,  and whose  registered  office is the Security  Benefit Life  Building,  700 Harrison
Street,  Topeka,  Shawnee County, Kansas, do hereby certify that pursuant to the authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a  special  meeting  duly  convened  and held on the 15th day of
February,  1991, adopted  resolutions  establishing the sixth separate series of common  stock of the  corporation  and setting  forth the  preferences,  rights, privileges and restrictions of such series,  which resolutions provided in their entirety as follows:

RESOLVED,  that,  pursuant to the authority  vested in the Board of Directors of the  corporation  by its Articles of  Incorporation,  the  corporation  shall be authorized,  subject to the approval of the appropriate regulatory  authorities, to offer Series S common  stock,  par value $1.00 per share,  in addition to its presently  offered  series of common stock (Series A, Series B, Series C, Series
D, and Series E).

FURTHER  RESOLVED,  that, the Corporation  shall initially have the authority to issue 50 million shares of Series S common stock.

FURTHER RESOLVED, that, the preferences,  rights, privileges and restrictions of the shares of each of the  Fund's  series of common  stock,  as set forth in the minutes of the June 6, 1977,  meeting  of this  Board of  Directors,  are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing  resolutions to become effective,  and to create the additional series in common stock of the corporation contemplated therein.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 26th day of February, 1991.

                                      MICHAEL J. PROVINES
                                      ------------------------------------------
                                      MICHAEL J. PROVINES, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      AMY J. LEE, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me, Judith M. Ralston, a Notary Public in and for the County and State aforesaid, came MICHAEL J. PROVINES,  President, and AMY J.
LEE, Secretary, of SBL Fund, a Kansas corporation,  personally known to me to be the persons who executed the  foregoing  instrument  of writing as President and
Secretary,  respectively,  and duly  acknowledged the execution of the same this
25th day of February, 1991.

                                      JUDITH M. RALSTON
                                      ------------------------------------------
                                      Notary Public

My Commission Expires:  January 1, 1995

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF

                                    SBL FUND

We,  John D.  Cleland,  President,  and Amy J. Lee,  Secretary,  of SBL Fund,  a
corporation  organized  and existing  under the laws of the State of Kansas,  do hereby certify that at a meeting of the Board of Directors of said  Corporation, the board  adopted a resolution  setting  forth the  following  amendment to the
Articles of Incorporation and declaring its advisability:

                             See attached amendment

We  further  certify  that  thereafter,  pursuant  to  said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the  State of  Kansas,  the  stockholders convened and considered the proposed amendment.

We further certify that at the meeting a majority of the  stockholders  entitled to vote, voted in favor of the proposed amendment.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF,  we have hereunto set our hands and affixed the seal of said
Corporation this 21st day of December, 1994.

                                      JOHN D. CLELAND
                                      ------------------------------------------
                                      John D. Cleland, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT REMEMBERED that before me, a Notary Public in and for the aforesaid county and state,  personally  appeared  John C.  Cleland,  President,  and Amy J. Lee,
Secretary,  of SBL Fund, who are known to me to be the same persons who executed the foregoing certificate,  and duly acknowledged the execution of the same this
21st day of December, 1994.

                                      JUDITH M. RALSTON
                                      ------------------------------------------
                                      Notary Public

My Commission Expires January 1, 1995.

                                 SBL FUND, INC.

The Board of  Directors  of SBL  Fund,  Inc.  recommends  that the  Articles  of
Incorporation  be amended by deleting the first  paragraph of Article Fourth and by inserting, in lieu thereof, the following new Article:

FOURTH: The total number of shares which the corporation shall have authority to issue shall be  (5,000,000,000)  shares of common stock, of the par value of one dollar ($1.00) per share. The Board of Directors of the corporation is expressly authorized to cause shares of common stock of the corporation  authorized herein to be issued in one or more series and to  increase  or  decrease  the number of shares so authorized to be issued in any such series.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                                    SBL FUND

We,  John D.  Cleland,  President,  and Amy J. Lee,  Secretary,  of SBL Fund,  a
corporation  organized  and existing  under the laws of the State of Kansas,  do hereby  certify  that at a regular  meeting  of the Board of  Directors  of said corporation,  held  on the  2nd day of  February,  1996,  the  board  adopted  a
resolution   setting   forth  the   following   amendment  to  the  Articles  of
Incorporation and declaring its advisability:

                                    RESOLVED

The Board of Directors of SBL Fund recommends that the Articles of Incorporation be amended by deleting the first  paragraph of Article  Fourth and by inserting, in lieu thereof, the following new Article:

FOURTH:  The Corporation  shall have authority to issue an indefinite  number of shares of common  stock,  of the par value of one  dollar  ($1.00)  per share.  The  board  of  directors  of  the  Corporation,  is  expressly
         authorized  to  cause  shares  of  common  stock  of  the   Corporation
         authorized herein to be issued in one or more series and to increase or decrease  the number of shares so  authorized  to be issued in any such series.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF,  we have hereunto set out hands and affixed the seal of said corporation this 2nd day of February, 1996.

                                      JOHN D. CLELAND
                                      ------------------------------------------
                                      John D. Cleland, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      Amy J. Lee, Secretary
[SEAL]

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT REMEMBERED, that before me, L. Charmaine Lucas, a Notary Public in and for the aforesaid county and state,  personally appeared John D. Cleland,  President and Amy J.  Lee,  Secretary,  of SBL  Fund  who are  known  to me to be the same persons who  executed  the  foregoing  certificate,  and duly  acknowledged  the execution of the same this 2nd day of February, 1996.

                                      L. CHARMAINE LUCAS
                                      ------------------------------------------
                                      Notary Public

My Commission Expires:  04/01/98

                                 CERTIFICATE OF
                              DESIGNATION OF SERIES
                               OF COMMON STOCK OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We,  John D.  Cleland,  President,  and Amy J. Lee,  Secretary,  of SBL Fund,  a
corporation  organized and existing  under the laws of the State of Kansas,  and whose  registered  office is the Security  Benefit Life  Building,  700 Harrison
Street,  Topeka,  Shawnee County, Kansas, do hereby certify that pursuant to the authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting duly  convened  and held on the 3rd day of May,  1996, adopted resolutions (i) establishing a new series of common stock in addition to those eleven series of common stock currently  being issued by the  corporation, and (ii) allocating the corporation's  authorized capital stock among the twelve separate  series  of  common  stock of the  corporation.  Resolutions  were also adopted  which  for the new  series  set  forth  and  for the  existing  eleven, reaffirmed the preferences,  rights, privileges and restrictions of the separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS,  the Board of Directors has approved the  establishment of a new series of common stock of SBL Fund in addition to the eleven  separate series of common stock  presently  issued by the fund designated as Series A, Series B, Series C,
Series D, Series E, Series S, Series J, Series K, Series M, Series N, and Series
O; and

WHEREAS,  the  Board  of  Directors  desire  to  authorize  the  issuance  of an indefinite  number of shares of capital  stock of each of the  twelve  series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the Corporation are hereby directed and authorized to establish a new series of the SBL Fund  designated as
Series P.

FURTHER  RESOLVED,  that,  officers of the  corporation  are hereby directed and authorized  to issue an  indefinite  number of $1.00 par value shares of capital stock of each series of the  corporation,  which  consist of Series A, Series B,
Series C,  Series D, Series E, Series S, Series J, Series K, Series M, Series N,
Series O, and Series P.

FURTHER RESOLVED, that, the preferences,  rights, privileges and restrictions of the shares of each of the corporation's  series of common stock, as set forth in the minutes of the June 6, 1977 meeting of this Board of  Directors,  are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the
Corporation this 13th day of May, 1996.

                                      JOHN D. CLELAND
                                      ------------------------------------------
                                      JOHN D. CLELAND, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      AMY J. LEE, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, Jana R. Selley, a Notary Public in and for the
County and State  aforesaid,  came JOHN D. CLELAND,  President,  and AMY J. LEE,
Secretary,  of the SBL Fund, a Kansas corporation,  personally known to me to be the persons who executed the  foregoing  instrument  of writing as President and
Secretary,  respectively,  and duly  acknowledged the execution of the same this
13th day of May, 1996.

                                      JANA R. SELLEY
                                      ------------------------------------------
                                      Notary Public
(NOTARIAL SEAL)

My commission expires:  June 14, 1996.

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We,  John D.  Cleland,  President,  and Amy J. Lee,  Secretary  of SBL  Fund,  a
corporation  organized and existing  under the laws of the State of Kansas,  and whose registered office is Security Benefit Life Building,  700 Harrison Street,
Topeka,  Shawnee  County,  Kansas,  do hereby certify that pursuant to authority
expressly   vested  in  the  Board  of  Directors  by  the   provisions  of  the
corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting  duly  convened  and held on the 7th day of  February,
1997,  adopted  resolutions  (i)  establishing  a new series of common  stock in addition to those twelve  series of common stock  currently  being issued by the corporation,  and (ii)  allocating the  corporation's  authorized  capital stock among  the  thirteen  separate  series  of  common  stock  of  the  corporation.
Resolutions  were also  adopted,  which for the new series set forth and for the existing twelve, reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS,  the Board of Directors has approved the  establishment of a new series of common stock of SBL Fund in addition to the twelve  separate series of common stock  presently  issued by the fund designated as Series A, Series B, Series C,
Series D,  Series E, Series S, Series J, Series K, Series M, Series N, Series O,
and Series P; and

WHEREAS,  the  Board of  Directors  desires  to  authorize  the  issuance  of an indefinite  number of shares of capital stock of each of the thirteen  series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish a new series of the SBL Fund  designated as
Series V.

FURTHER RESOLVED,  that, the officers of the corporation are hereby directed and authorized  to issue an  indefinite  number of $1.00 par value shares of capital stock of each series of the  corporation,  which  consist of Series A, Series B,
Series C,  Series D, Series E, Series S, Series J, Series K, Series M, Series N,
Series O, Series P, and Series V.

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the  shares of the  corporation's  series of common  stock,  as set forth in the minutes  of the June 6, 1977  meeting  of this  Board of  Directors,  are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 12th day of March, 1997.

                                      JOHN D. CLELAND
                                      ------------------------------------------
                                      John D. Cleland, President

                                      AMY J. LEE
                                      ------------------------------------------
                                      Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     Be it remembered,  that before me, L.  Charmaine  Lucas, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY
J. LEE, Secretary, of the SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly  acknowledged  the execution of the same this 12th day of March, 1997.

                                      L. CHARMAINE LUCAS
                                      ------------------------------------------
                                      Notary Public

My commission expires 04/01/98

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank,  Vice President,  and Amy J. Lee, Secretary of SBL Fund, a
corporation  organized and existing  under the laws of the State of Kansas,  and whose registered office is Security Benefit Life Building,  700 Harrison Street,
Topeka,  Shawnee  County,  Kansas,  do hereby certify that pursuant to authority
expressly   vested  in  the  Board  of  Directors  by  the   provisions  of  the
corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting  duly  convened  and held on the 6th day of  November,
1998,  adopted  resolutions  (i)  establishing  a new series of common  stock in addition to those fourteen  series of common stock currently being issued by the corporation,  and (ii)  allocating the  corporation's  authorized  capital stock
among  the  fifteen   separate  series  of  common  stock  of  the  corporation.
Resolutions  were also  adopted,  which for the new series set forth and for the
existing   fourteen,   reaffirmed  the  preferences,   rights,   privileges  and
restrictions  of separate  series of stock of SBL Fund,  which  resolutions  are provided in their entirety as follows:

WHEREAS,  the Board of Directors has approved the  establishment of a new series of common  stock of SBL Fund in  addition  to the  fourteen  separate  series of common  stock  presently  issued by the fund  designated  as Series A, Series B,
Series C,  Series D, Series E, Series S, Series J, Series K, Series M, Series N,
Series O, Series P, Series V and Series X; and

WHEREAS,  the  Board of  Directors  desires  to  authorize  the  issuance  of an indefinite  number of shares of capital  stock of each of the fifteen  series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish a new series of the SBL Fund  designated as
Series I.

FURTHER RESOLVED,  that, the officers of the corporation are hereby directed and authorized  to issue an  indefinite  number of $1.00 par value shares of capital stock of each series of the  corporation,  which  consist of Series A, Series B,
Series C,  Series D, Series E, Series S, Series J, Series K, Series M, Series N,
Series O, Series P, Series V, Series X and Series I.

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the  shares of the  corporation's  series of common  stock,  as set forth in the minutes  of the June 6, 1977  meeting  of this  Board of  Directors,  are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 27th day of January, 1999.

                                              JAMES R. SCHMANK
                                              ----------------------------------
                                              James R. Schmank, Vice President

                                              AMY J. LEE
                                              ----------------------------------
                                              Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

   Be it remembered,  that before me, Jana R. Selley, a Notary Public in and for the County and State aforesaid,  came JAMES R. SCHMANK, Vice President,  and AMY
J. LEE, Secretary, of the SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly  acknowledged  the execution of the same this 27th day of January, 1999.

(Notary Seal)                                 JANA R. SELLEY
                                              ----------------------------------
                                              Notary Public

My commission expires June 14, 2000

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND

STATE OF KANSAS  )
                 )  ss.
COUNTY OF SHAWNEE)

We,  John D.  Cleland,  President,  and Amy J. Lee,  Secretary  of SBL  Fund,  a
corporation  organized and existing  under the laws of the State of Kansas,  and whose registered office is Security Benefit Life Building,  700 Harrison Street,
Topeka,  Shawnee  County,  Kansas,  do hereby certify that pursuant to authority
expressly   vested  in  the  Board  of  Directors  by  the   provisions  of  the
corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting  duly  convened  and held on the 10th day of February,
1999,  adopted  resolutions (i)  establishing  two new series of common stock in addition to those fifteen series of common stock  currently  being issued by the corporation,  and (ii)  allocating the  corporation's  authorized  capital stock among  the  seventeen  separate  series  of  common  stock  of the  corporation.
Resolutions  were also  adopted,  which for the two new series set forth and for the  existing  fifteen,  reaffirmed  the  preferences,  rights,  privileges  and restrictions  of separate  series of stock of SBL Fund,  which  resolutions  are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of two new series of common stock of SBL Fund in addition to the fifteen separate series of common stock  presently  issued by the fund designated as Series A, Series B, Series C,
Series D,  Series E, Series I, Series J, Series K, Series M, Series N, Series O,
Series P, Series S, Series V and Series X; and

WHEREAS,  the  Board of  Directors  desires  to  authorize  the  issuance  of an indefinite  number of shares of capital stock of each of the seventeen series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and  authorized to establish two new series of the SBL Fund  designated as Series H and Series Y.

FURTHER RESOLVED,  that, the officers of the corporation are hereby directed and authorized  to issue an  indefinite  number of $1.00 par value shares of capital stock of each series of the  corporation,  which  consist of Series A, Series B,
Series C,  Series D, Series E, Series H, Series I, Series J, Series K, Series M,
Series N, Series O, Series P, Series S, Series V, Series X, and Series Y.

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the  shares of the  corporation's  series of common  stock,  as set forth in the minutes  of the June 6, 1977  meeting  of this  Board of  Directors,  are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 22nd day of April, 1999.

                                              JOHN D. CLELAND
                                              ----------------------------------
                                              John D. Cleland, President

                                              AMY J. LEE
                                              ----------------------------------
                                              Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

   Be it remembered,  that before me, Annette E. Cripps,  a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND,  President, and AMY J.
LEE, Secretary, of the SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and
Secretary,  respectively,  and duly  acknowledged the execution of the same this
22nd day of April, 1999.

                                              ANNETTE E. CRIPPS
                                              ----------------------------------
                                              Notary Public

My commission expires 7-8-2001

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We,  John D.  Cleland,  President,  and Amy J. Lee,  Secretary  of SBL  Fund,  a
corporation  organized and existing  under the laws of the State of Kansas,  and whose registered office is Security Benefit Life Building,  700 Harrison Street,
Topeka,  Shawnee  County,  Kansas,  do hereby certify that pursuant to authority
expressly   vested  in  the  Board  of  Directors  by  the   provisions  of  the
corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting  duly  convened  and held on the 4th day of  February,
2000,  adopted  resolutions (i) establishing  five new series of common stock in addition to those seventeen series of common stock currently being issued by the corporation,  and (ii)  allocating the  corporation's  authorized  capital stock among  the  twenty-two  separate  series  of  common  stock of the  corporation.
Resolutions  were also adopted,  which for the five new series set forth and for the existing  seventeen,  reaffirmed  the  preferences,  rights,  privileges and restrictions  of separate  series of stock of SBL Fund,  which  resolutions  are provided in their entirety as follows:

WHEREAS,  the Board of  Directors  has approved  the  establishment  of five new series of common stock of SBL Fund in addition to the seventeen  separate series of common stock  presently  issued by the fund designated as Series A, Series B,
Series C,  Series D, Series E, Series H, Series I, Series J, Series K, Series M,
Series N, Series O, Series P, Series S, Series V, Series X and Series Y; and

WHEREAS,  the  Board of  Directors  desires  to  authorize  the  issuance  of an indefinite number of shares of capital stock of each of the twenty-two series of common stock of SBL Fund.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish  five new series of SBL Fund  designated as
Series G, Series L, Series Q, Series T and Series W.

FURTHER RESOLVED,  that, the officers of the corporation are hereby directed and authorized  to issue an  indefinite  number of $1.00 par value shares of capital stock of each series of the  corporation,  which  consist of Series A, Series B,
Series C,  Series D, Series E, Series G, Series H, Series I, Series J, Series K,
Series L,  Series M, Series N, Series O, Series P, Series Q, Series S, Series T,
Series V, Series W, Series X, and Series Y.

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the  shares of the  corporation's  series of common  stock,  as set forth in the minutes  of the June 6, 1977  meeting  of this  Board of  Directors,  are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are,  authorized  and  directed  to take such action as may be  necessary under the laws of the State of Kansas or as they deem  appropriate  to cause the foregoing resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 1st day of May, 2000.

                                              JOHN D. CLELAND
                                              ----------------------------------
                                              John D. Cleland, President

                                              AMY J. LEE
                                              ----------------------------------
                                              Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

   Be it remembered,  that before me, Annette E. Cripps,  a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND,  President, and AMY J.
LEE, Secretary, of the SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and
Secretary,  respectively,  and duly  acknowledged the execution of the same this
1st day of May, 2000.

(Notary Seal)
                                                      ANNETTE E. CRIPPS
                                              ----------------------------------
                                                        Notary Public

My commission expires 7/8/2001

                CORPORATION CHANGE OF REGISTERED OFFICE OR AGENT

1.    Name of corporation: SBL Fund

2.    State of organization: Kansas

3.    The  registered  office in the state of Kansas is changed to: One Security
      Benefit Place, Topeka, Kansas 66636.

4.    The resident agent in Kansas is changed to: Security Benefit Group, Inc.

I declare  under  penalty of perjury  under the laws of the state of Kansas that the foregoing is true and correct. Executed on the 22nd day of April, 2002.

                                        JAMES R. SCHMANK
                                        ----------------------------------
                                        James R. Schmank, President

                                        AMY J. LEE
                                        ----------------------------------
                                        Amy J. Lee, Secretary

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                                    SBL FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We,  James R.  Schmank,  President,  and Amy J. Lee,  Secretary of SBL Fund (the
"Fund"),  a corporation  organized  and existing  under the laws of the State of
Kansas,  and whose  registered  office is One Security  Benefit  Place,  Topeka,
Shawnee  County,  Kansas,  file  this  Amended  Certificate  of  Designation  in accordance with Section 17-6401 of the Kansas  Statutes  Annotated,  as amended, and do hereby declare the following:

         WHEREAS,  the Board of Directors of SBL Fund  approved the  liquidation and dissolution of Series K (Global Strategic Income Series),  Series L
         (Capital  Growth  Series) and Series M (Global Total Return  Series) of
         the  Fund  pursuant  to the  Plan  of  Reorganization  for  each of the respective Series; and

         WHEREAS,  the Plan of  Reorganization  was  approved by the vote of the holders of a  majority  of  outstanding  voting  securities  of each of
         Series K (Global  Strategic  Income  Series),  Series L (Capital Growth
         Series) and Series M (Global  Total  Return  Series) of SBL Fund at the
         Fund's special meeting of stockholders held on August 20, 2002; and

         WHEREAS,  the  assets  of Series K (Global  Strategic  Income  Series),
         Series L (Capital  Growth  Series)  and Series M (Global  Total  Return
         Series) of SBL Fund were liquidated on August 27, 2002; and

         WHEREAS,  a pro rata share of Series P (High Yield  Series) of SBL Fund was issued to each shareholder of record of Series K (Global  Strategic
         Income Series) of SBL Fund as of the date of liquidation;

         WHEREAS,  a pro rata share of Series G (Large Cap Growth Series) of SBL
         Fund was  issued to each  shareholder  of  record of Series L  (Capital
         Growth Series) of SBL Fund as of the date of liquidation;

         WHEREAS,  a pro rata share of Series D (Global  Series) of SBL Fund was issued to each  shareholder  of record of Series M (Global Total Return
         Series) of SBL Fund as of the date of liquidation;

         NOW, THEREFORE,  BE IT RESOLVED,  that, there are no shares outstanding of Series K (Global Strategic Income Series),  Series L (Capital Growth
         Series) and Series M (Global  Total  Return  Series) of SBL Fund and no
         shares of any of the Series will be issued.

         FURTHER  RESOLVED,  that the officers of the Fund are hereby authorized to file an  Amended  Certificate  of  Designation  pursuant  to  K.S.A.
         17-6401  in  order  to  eliminate  Series K  (Global  Strategic  Income
         Series),  Series L (Capital  Growth  Series) and Series M (Global Total
         Return Series) from SBL Fund's Articles of Incorporation.

IN  WITNESS  WHEREOF,  we have  hereunto  set our hands this 29th day of August,
2002.

                                        JAMES R. SCHMANK
                                        ----------------------------------
                                        James R. Schmank, President

                                        AMY J. LEE
                                        ----------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

         Be it  remembered,  that before me, Glenda D. Van Syoc, a Notary Public in and for the County and State aforesaid, came JAMES R. SCHMANK, President, and
AMY J. LEE, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly  acknowledged  the execution of the same this 29th day of August, 2002.

                                        GLENDA D. VAN SYOC
                                        ---------------------------------
                                        Notary Public

My commission expires: 1-11-04

                                     FORM OF
                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We,  James R.  Schmank,  President,  and Amy J. Lee,  Secretary  of SBL Fund,  a
corporation  organized and existing  under the laws of the State of Kansas,  and whose registered office is One Security Benefit Place,  Topeka,  Shawnee County,
Kansas,  do hereby  certify that pursuant to authority  expressly  vested in the
Board  of  Directors  by  the  provisions  of  the  corporation's   Articles  of
Incorporation,  the Board of  Directors  of said  corporation  at a meeting duly convened  and held on the 8th day of November,  2002,  adopted  resolutions  (i)
establishing  a new series of common stock in addition to those series of common stock  currently  being  issued  by the  corporation,  and (ii)  allocating  the corporation's  authorized  capital stock among the series of common stock of the corporation.  Resolutions were also adopted,  which for the new series set forth and for the existing series, reaffirmed the preferences,  rights, privileges and restrictions  of separate  series of stock of SBL Fund,  which  resolutions  are provided in their entirety as follows:

WHEREAS,  the Board of Directors has approved the  establishment of a new series of common stock of SBL Fund in addition to the  separate  series of common stock presently issued by the corporation; and

WHEREAS, SBL Fund presently issues its shares in the following series: Series A,
Series B,  Series C, Series D, Series E, Series G, Series H, Series I, Series J,
Series N,  Series O, Series P, Series Q, Series S, Series T, Series V, Series W,
Series X and Series Y; and

WHEREAS,  the  Board of  Directors  desires  to  authorize  the  issuance  of an indefinite number of shares of capital stock of each of the new series of common stock of SBL Fund.

NOW,  THEREFORE,  BE IT  RESOLVED,  that,  the  officers  of SBL Fund are hereby directed  and  authorized  to establish a new series of SBL Fund  designated  as
Series Z.

FURTHER  RESOLVED,  that,  the  officers  of SBL Fund are  hereby  directed  and authorized  to issue an  indefinite  number of $1.00 par value shares of capital stock of Series Z.

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the shares of each series of SBL Fund as set forth in the minutes of the June 6,
1977 meeting of this Board of Directors,  are hereby reaffirmed into the minutes of this meeting.

FURTHER  RESOLVED,  that the  officers  of SBL Fund are  hereby  authorized  and directed to take such action as may be necessary  under the laws of the State of
Kansas or otherwise as they deem appropriate to cause the foregoing  resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this _____ day of __________, 2003.

                                        ------------------------------
                                        James R. Schmank, President

                                        ------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

         Be it remembered, that before me, a Notary Public in and for the County and  State  aforesaid,  came  James  R.  Schmank,  President,  and  Amy J.  Lee,
Secretary,  of SBL Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as  President  and
Secretary,  respectively,  and duly  acknowledged the execution of the same this
___ day of ___________, 2003.

                                        -------------------------------
                                        Notary Public

My commission expires _____________________________